Exhibit 10.24

INVESTMENT AGREEMENT

     The Board of Directors

DATE:	February 19, 2019

TO:	The Board of Directors

FROM:	John Cecil (the "Investor")

The Investor whose name is listed above and whose signature is presented on the signature page below (the "Investor") hereby submits this Investment Agreement (the "Agreement") to the Board of Directors of Kallo, Inc., a Nevada corporation (the "Corporation" or the "Company") effective this Nineteenth day of February 2019 in connection with the Investor's proposed acquisition of Five Million (5,000,000) shares of the Corporation's Series B Preferred Stock (par value $0.00001) (the "Subject Shares" or "Series B Preferred Stock") as set forth on the signature page of this Agreement.

1. In that connection, the Investor hereby acknowledges that prior to entering into this Agreement the Investor received the following from the Corporation:

A.	A copy of the Corporation's Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission;
B.	A copy of the Corporation's most recent five (5) Quarterly Reports each on Form 10-Q as filed with the U.S. Securities and Exchange Commission; and
C.
A copy of such other filings with the U.S. Securities and Exchange Commission and such other disclosures regarding the risks and uncertainties associated with the purchase of the Corporation's securities sufficient to ensure that the Investor can make an informed investment decision.

2. The Investor hereby tenders this Investment Agreement for the purchase of the Subject Shares.

3. The Investor hereby represents and warrants to the Corporation as follows:

a.) The Investor is a corporate officer and Director of the Corporation and he understands that the representations contained herein are made for the purpose of satisfying the Corporation that the Investor is an Accredited Investor.  THE INVESTOR HEREBY REPRESENTS THAT THE STATEMENT OR STATEMENTS MADE HEREIN ARE TRUE AND CORRECT IN ALL RESPECTS.  THE INVESTOR UNDERSTANDS THAT A FALSE REPRESENTATION MAY CONSTITUTE A VIOLATION OF LAW AND THAT ANY PERSON WHO SUFFERS DAMAGE AS A RESULT OF A FALSE REPRESENTATION MAY HAVE A CLAIM AGAINST THE INVESTOR FOR DAMAGES.

b.) In connection with this Investment Agreement, the Investor has been advised and understands that immediately prior to the offer and purchase of the Subject Shares pursuant to this Agreement:

(i) The Investor is and has been at all times hereunder an officer and Director of the Corporation and has and has had such knowledge and experience in financial and business matters that the Investor was capable of evaluating the merits and risks of the prospective acquisition of the Corporation's Series B Preferred Stock; and

(ii) The Investor was able to bear the economic risk of the Investment and the Investor has reviewed and agrees with the Statements listed in Exhibit A and the Risk Factors listed on Exhibit B attached hereto; and

(iii) The Investor is an Accredited Investor as that term is defined under Regulation D, Rule 501(a) since the Investor is and has been at all times hereunder an officer and a Director of the Corporation.

c.)  He has consulted with such legal, tax, and other counsel, each of whom he has found necessary to consult concerning this transaction, and such consultation has included an examination of applicable documents and an analysis of all tax, financial, corporate, and securities law aspects.  He, his counsel, his advisors, and such other persons with whom he found it necessary to consult, have sufficient knowledge and experience in such matters to evaluate the information and the risks of the Investment and to make an informed Investment decision with respect thereto.

d.)  With respect to the tax aspects of his Investment, he is relying solely upon the advice of his own personal tax advisors and upon his own knowledge with respect thereto.  He is aware that any Federal Income Tax or foreign income tax benefits which may be available to him may be lost through adoption of new laws or regulations, amendments to existing laws and regulations, or changes in the interpretation of existing laws and regulations.

e.)  He understands and is aware that the Subject Shares have not been registered under the Securities Act of 1933, as amended ("the "1933 Act"), nor pursuant to any other Federal law or similar foreign law in reliance on exemptions for private offerings contained in Section 4(a)(2) and Regulation S of the 1933 Act.  He is fully aware that any Subject Shares purchased him are to be sold in reliance upon such exemption based upon his representations, warranties, and agreements set forth herein.  He is also aware and understands that such exemption is dependent upon the accuracy of the statements made by him herein.

f.)  He is fully aware of the limited market, limited tradability, and sporadic and illiquid market that exists for the Subject Shares and that there can be no assurance that any liquid trading market will ever exist.  He is further aware and understands that the Subject Shares have not been registered under the 1933 Act, and the offer and sale of the Subject Shares is made in reliance upon the exemptions allowed under Section 4(a)(2) of the 1933 Act and Regulation S thereunder.

g.)  He is aware that the Series B Preferred Stock are highly speculative and that the acquisition of the Series B Preferred Stock involves a EXTREMELY HIGH LEVEL OF RISK In addition, he understands that the Company has incurred substantial and continuing losses since the Company=s inception and that there can be no guarantee that the Company will ever achieve or maintain profitability.

h.)  No representations or warranties have been made to him other than those contained herein, and he has not relied upon any other representation or warranty. He is over the age of 21, and he, either alone or together with his offeree representative (if any), has business and Investment experience and knowledge sufficient to enable him to evaluate the hazards and merits of making this Investment. He further acknowledges and agrees that he has had a pre-existing business relationship with the Company prior to any discussions for the purchase of the Subject Shares.

i.)  The foregoing representations and warranties are true and accurate as of the date hereof and will be true and correct as of the date of his acquisition of the Subject Shares.  All representations and warranties made in this Agreement shall survive Investor's purchase of the Subject Shares and any execution of this Agreement.

4. Investor further acknowledges and represents that he has received, read, understood, and is familiar with and understands that the Company is a "shell company" as that term is used in Rule 144(i) of the 1933 Act and for that reason the exemption provided by Rule 144 of the 1933 Act is not available to the Investor in connection with any re-sale of the Company's securities. He further acknowledges that, except as set forth herein, no representations or warranties have been made to him or to his advisors by the Company or by any person acting on behalf of the Company, the financial condition of the Company, the deductibility of any item for tax purposes, and/or the economic, tax, or any other aspects or consequences of a purchase of a share and/or Investment in the Company, and he has not relied upon any information concerning the offering, written or oral, other than as contained herein.

5. The undersigned represents that he has adequate means of providing for his current needs and possible personal contingencies and that all funds used for the purchase of the Subject Shares are in excess of his needs for liquidity of this Investment.

6.   The provisions of this Agreement shall be deemed to obligate, extend to and inure to the benefit of the successors, assigns, transferees, grantees, and indemnitees of both parties to this Agreement.

7. Wherever the context so requires:  the singular number shall include the plural; the plural shall include the singular; and the masculine gender shall include the feminine and neuter genders. This Agreement may be executed in any number of counterparts.

8. This Agreement, after full execution, acknowledgment and delivery, memorializes and constitutes the entire agreement and understanding between the parties and supersedes and replaces all prior negotiations and agreements of the parties, whether written or unwritten.  Each of the parties to this Agreement acknowledges that no other party, nor any agent or attorney of any other party has made any promises, representations, or warranty whatsoever, express or implied, which is not expressly contained in this Agreement; and each party further acknowledges that he or it has not executed this Agreement in reliance upon any belief as to any fact not expressly recited hereinabove.  No amendment or waiver of any provision, term, or condition of this Agreement shall be effective unless the same is executed by the party against whom enforcement is sought.

     9.   The Investor acknowledges that he understands and appreciates the risks associated with the purchase of the Company=s Subject Shares and that he has read and understands the disclosures given in the section entitled AFactors That May Impact Future Results@ presented in the Company=s 2017 Annual Report on Form 10-K. There are significant and continuing risks associated with the purchase of the Company=s Subject Shares and there can be no assurance that the Company will successfully implement its business plan or otherwise successfully operate the Company=s San Francisco Club.

    10. ARBITRATION.  Any dispute or claim arising to or in any way related to this Agreement shall be settled by arbitration in Toronto, Ontario, Canada and this Agreement and the interpretation of this Agreement shall be governed by Nevada law.  All arbitration shall be conducted in accordance with the rules and regulations of the American Arbitration Association ("AAA").  AAA shall designate an arbitrator from an approved list of arbitrators following both parties' review and deletion of those arbitrators on the approved list having a conflict of interest with either party.  Each party shall pay its own expenses associated with such arbitration.  A demand for arbitration shall be made within a reasonable time after the claim, dispute or other matter has arisen and in no event shall such demand be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statutes of limitations.  The decision of the arbitrators shall be rendered within 60 days of submission of any claim or dispute, shall be in writing and mailed to all the parties included in the arbitration.  The decision of the arbitrator shall be binding upon the parties and judgement in accordance with that decision may be entered in any court having jurisdiction thereof.

IN WITNESS WHEREOF, I have executed this Investment Agreement on the date set forth above.
No. of Subject Shares Purchased:  Five Million (5,000,000) Shares of the Series B Preferred Stock

Name (please print):__________________________________________________

Signature: ___________________________________________________________

ACCEPTED:

______________________________  Date:  ____________________
Kallo, Inc.

IMPORTANT OWNERSHIP INFORMATION
(Please Complete.)

Your Mailing Address (to assist the Company in mailing information to you):

__________________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________________________

Your Social Security Number or Tax Identification Number (as required under U.S. Tax Law for confidential Transfer Agent records only):

_________________________________________________________________________________________________________________________________________

EXHIBIT A

REPRESENTATIONS OF THE INVESTOR

 In connection with this Investment Agreement, the Investor warrants and represents that:

A.	He is a resident of Canada and he does not maintain any residence in the United States;

B.	He is sophisticated and experienced in acquiring the securities of small, early-stage companies that have a limited history of operations;

C.
He is an "accredited investors" and is able to absorb and tolerate the risk associated with his acquisition of the securities that he acquires from the Corporation without any material adverse impact on the financial portfolio.

D.
He understands that the Subject Shares are "restricted securities" and that the Subject Shares have not been registered and all said securities or shares of the Corporation's Common Stock may have to be held for an indefinite period of time.

E.	He has adequate financial resources to meet his financial needs and obligations to his families and other persons.

F.
He is a corporate offi9cer and Director of the Corporation and has had a pre-existing business relationship with the Corporation's Directors and one or more of the Corporation's officers that has existed for more than five (5) years prior to receiving any solicitation regarding his acquisition of the Subject Shares.

G.	He understands that acquisition of the Subject Shares is subject to the prior claims of existing and future creditors.

H.	He understands that the offering, solicitation and sale of the Subject Shares was not undertaken within the United States or any territory of the United States.

I.
He understands that the Subject Shares are being offered to him pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act") and Regulation S as promulgated by the Securities and Exchange Commission (the "Commission") thereunder.

J.
He understands that there is only a limited trading market for the Corporation's Common Stock on the OTC Market and there can be no guarantee that any liquid trading market will develop or, if it does develop, that it can be sustained.

K.
He understands that the Company is deemed to be a "shell company" as that term is used in Rule 144(i) of the 1933 Act and for that reason the exemption provided by Rule 144 is not available and will likely not be available until one (1) year after the Company completes the "curative steps" set forth in Rule 144(i).

L.
He understands that the Corporation is subject to the laws of the State of Nevada and that any re-sale or transfer of the Subject Shares will be subject to the restrictions placed on unregistered securities under the 1933 Act and that the laws of the Province of Ontario, Canada and any other jurisdiction will likely be very limited with respect to these and other matters.

M.
He understands that the Corporation and its Directors, officers, and others are relying upon the Investor's representations as summarized herein and as more fully set forth in the Investment Agreement to which this Exhibit A is attached.

***************

EXHIBIT B

RISK FACTORS

 The Investor understands that immediately prior to the offer and purchase of the Subject Shares pursuant to this Agreement:

(i)
Sophistication and Experience of Investor. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the prospective acquisition of the Subject Shares.

(ii)
Able to Bear Economic Risk for Indeterminate Period of Time. The Investor is able to bear the economic risk of the Investment for an indeterminate period of time since the Subject Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") and no liquid trading market exists and there can be no guaranty that a liquid trading market will ever exist in the future.

(iii)	Status as an Accredited Investor. The Investor is an Accredited Investor as that term is defined under Regulation D, Rule 501(a) as set forth above.

(iv)  Consulted With Legal, Tax, and Other Counsel of Own Choosing.  He has consulted with such legal, tax, and other counsel, each of whom he has found necessary to consult concerning this transaction, and such consultation has included an examination of applicable documents and an analysis of all tax, financial, corporate, and securities law aspects.  He, his counsel, his advisors, and such other persons with whom he found it necessary to consult, have sufficient knowledge and experience in such matters to evaluate the information and the risks of the Investment and to make an informed Investment decision with respect thereto.

(v)  Reliance Upon Own Advisors.  With respect to the tax aspects of his Investment, he is relying solely upon the advice of his own personal tax advisors and upon his own knowledge with respect thereto.  He is aware that any Federal Income Tax benefits which may be available to him may be lost through adoption of new laws or regulations, amendments to existing laws and regulations, or changes in the interpretation of existing laws and regulations.

(vi)  Understanding RE: Subject Shares.  He understands and is aware that the Subject Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor pursuant to any other Federal law in reliance on exemptions for private offerings contained in Section 4(a)(2) and Regulation S of the 1933 Act. He is fully aware that any Subject Shares purchased him are to be sold in reliance upon such exemption based upon his representations, warranties, and agreements set forth herein.  He is also aware and understands that such exemption is dependent upon the accuracy of the statements made by him herein.

(vii)  Limited Trading Market.  He is fully aware that there is no trading market for the Series B Preferred Stock and that there is only a limited and sporadic trading market for the Company's common stock. In the case of the Company's Common Stock , there is no guarantee that any liquid trading market will ever exist or, if any such trading market were to exist, there is no guaranty that such a market will be sustained. The Subject Shares are and will be in the hands of the Investor, an illiquid Investment.  As a result, the Investor must be able to bear economic risk of his Investment in the Company for an indefinite period of time because the Subject Shares have not been registered under the 1933 Act, and therefore, cannot be offered or sold unless they are subsequently registered under the 1933 Act or an exemption from such registration is available.

(viii)  High Level of Risk & Continuing Risks and Uncertainties.  He is aware that the Company's Series B Preferred Stock are speculative Investments involving an EXTREMELY HIGH LEVEL OF RISK since the Company is an early-stage company with no history of operations that carries with it continuing risks and uncertainties that are beyond the Company's control.  The Series B Preferred Stock is subordinate to the claims of all existing and future creditors.

(ix)  Absence of Other Representations. No representations or warranties have been made to him other than those contained herein, and he has not relied upon any other representation or warranty.

*******************************************